STATE STREET INSTITUTIONAL INVESTMENT TRUST

SUPPLEMENT DATED DECEMBER 28, 2016

TO THE SUMMARY PROSPECTUS DATED APRIL 29, 2016

STATE STREET HEDGED

INTERNATIONAL DEVELOPED EQUITY INDEX FUND

Class A (SSHEX)

Class I (SSHNX)

Class K (SSHQX)

(the “Fund”)

Effective January 3, 2017, the following replaces the portfolio manager information in the Fund’s Summary Prospectus under the heading “Investment Adviser”:

The professionals primarily responsible for the day-to-day management of the Fund are Michael Feehily, Karl Schneider and David Chin, each of which has served on the Fund since inception in 2015.

Michael Feehily, CFA, is a Senior Managing Director of the Adviser and the Head of Global Equity Beta Solutions in the Americas. He worked at the Adviser from 1997 to 2006 and rejoined in 2010.

Karl Schneider, CAIA, is a Vice President of the Adviser and Deputy Head of Global Equity Beta Solutions in the Americas. He joined the Adviser in 1997.

David Chin is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 1999.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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